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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANIKA THERAPEUTICS, INC.
160 NEW BOSTON STREET
WOBURN, MASSACHUSETTS 01801

Notice of Annual Meeting of Stockholders to
be Held on Thursday, June 10, 2004

The 2004 Annual Meeting of Stockholders of Anika Therapeutics, Inc., a Massachusetts corporation, will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Thursday, June 10, 2004, at 10:00 a.m. local time for the following purposes:

  1.
  To elect two (2) Class II directors, each to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

  2.
  To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors has fixed the close of business on April 12, 2004 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Regardless of the number of shares you own, your vote is important. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have delivered a signed proxy.

By Order of the Board of Directors, William J. Knight, Clerk
Woburn, Massachusetts April 29, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

ANIKA THERAPEUTICS, INC.
160 NEW BOSTON STREET
WOBURN, MASSACHUSETTS 01801

Proxy Statement for the Annual Meeting of Stockholders
To Be Held on Thursday, June 10, 2004

April 29, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anika Therapeutics, Inc., a Massachusetts corporation, for use at the 2004 Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Thursday, June 10, 2004, at 10:00 a.m. local time and at any adjournment or postponement thereof. At the Annual Meeting, the stockholders will be asked to consider and vote upon the following matters:

  1.
  The election of two (2) Class II directors, each to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy statement, the accompanying notice of Annual Meeting, the form of proxy and Anika Therapeutics' Annual Report are first being sent to stockholders on or about April 29, 2004. Our Annual Report, however, is not a part of the proxy solicitation material. The Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,990,855 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock as of the close of business on the record date will be entitled to one vote per share.

All properly authorized proxies received and not revoked prior to or at the Annual Meeting will be voted in accordance with the stockholders' instructions by the persons named as proxies. If no voting instructions are specified, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this proxy statement. If other matters are presented, proxies will be voted in accordance with the discretion of the persons named as proxies. A stockholder may revoke a proxy at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of Anika Therapeutics or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies withholding authority or marked as abstaining from a particular matter will be treated as present for purposes of determining whether a quorum is present for the Annual Meeting, but will not be counted as voting on any proposal for which authority is withheld or an abstention is indicated. If your Common Stock is held by a broker, bank or other nominee (i.e., in "street name") and you fail to give instructions as to how you want your shares voted (a "non-vote"), the broker, bank or other nominee may in certain circumstances, but is not required to, vote the shares in their own discretion; however, in certain circumstances a broker will not be permitted to vote such shares in its own discretion. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will be counted only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to approve the election of Directors except to the extent that the failure to vote for an individual in the election of Directors results in another individual receiving a larger percentage of votes.

The election of Directors will be determined by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each proposal; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of six directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term with one class of directors being elected by our stockholders at each annual meeting.

Drs. Bower and Davidson serve as Class I Directors with a term of office expiring at the 2006 Annual Meeting. Mr. McKay and Dr. Sadow serve as Class II Directors with a term of office expiring at the 2004 Annual Meeting. Mr. Wheeler and Dr. Sherwood serve as Class III Directors with a term of office expiring at the 2005 Annual Meeting.

Mr. McKay and Dr. Sadow are our Board of Directors' nominees for election to the Board of Directors at the Annual Meeting. The Class II Directors will be elected to hold office until the 2007 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated By-laws of Anika Therapeutics, to elect Mr. McKay and Dr. Sadow as Class II Directors.

The election of a director requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote on the matter. In a plurality election, votes may only be cast in favor of or withheld from each proposal; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors.

If any of the Class II Directors become unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board of Directors has no reason to believe that either of the nominees will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

The following table sets forth the name of each Director, including the nominees for Class II Director, his age and the year in which he became a Director of Anika Therapeutics.

Director Name	Age	Director Since
Class I Directors:
Joseph L. Bower	65	1993
Eugene A. Davidson, Ph.D.	73	1993
Class II Directors:
Samuel F. McKay	64	1995
Harvey S. Sadow, Ph.D.	81	1995
Class III Directors:
Steven E. Wheeler	57	1993
Charles H. Sherwood, Ph.D.	57	2002

Dr. Bower joined the Board of Directors of Anika Therapeutics in February 1993. He has held various positions at the Harvard Business School since 1963, where he was named Professor of Business Administration in 1972 and Donald Kirk David Professor of Business Administration in 1986. He has served as Chairman of the Doctoral Programs, Director of Research, Senior Associate Dean for External Relations, Chair of the General Management Area and is currently Chair of the General Manager Program. Dr. Bower received an A.B. from Harvard University and an M.B.A. and a D.B.A. from the Harvard Business School. He is a director of Brown Shoe Company, Inc., ML Lee Fund II, New America High Income Fund, Sonesta International Hotels Corporation, Loews Corporation, and TH Lee Putnam EOP.

Dr. Davidson joined the Board of Directors of Anika Therapeutics in February 1993. He was the Chairman of the Department of Biochemistry and Molecular Biology at Georgetown University Medical School from April 1988 until June 30, 2003, and is currently a professor in that department. Prior to this position, he was the Chairman of the Department of Biological Chemistry at the Milton S. Hershey Medical Center of the Pennsylvania State University from October 1967 to April 1988. Dr. Davidson also served as Associate Dean for Education at the Milton S. Hershey Medical Center from November 1975 to January 1987. Dr. Davidson received a B.S. in Chemistry from the University of California, Los Angeles, and a Ph.D. in Biochemistry from Columbia University.

Mr. McKay joined the Board of Directors of Anika Therapeutics in May 1995. He is currently a general partner of Axiom Venture Partners Limited Partnership, a venture capital firm, and the Chief Executive Officer of Axiom Venture Associates. Prior to co-founding Axiom in 1994, Mr. McKay had an extensive investment career as a securities analyst, portfolio manager and venture capitalist. In the 1970s, he managed the CIGNA Insurance Co. venture capital fund until leaving to start his own business in 1981. He also founded and managed a special equity fund for early stage public companies while at CIGNA. Since then, he has managed two successful venture capital partnerships: Connecticut Seed Venture (1987-1997) and Ventech Partners (1982-1991). Mr. McKay also founded and was Chief Executive Officer of a successful venture backed company, Targetech, Inc., and had an earlier career in high energy laser physics research. He has been a Director of a number of companies, among them CoStar Corp., Aeronca, Inc. and Scientific Communications. Mr. McKay currently serves on the Board of several Axiom portfolio companies including Anika Therapeutics, Open Solutions, Inc., Aironet Wireless Communications, and Sabre Communications. His areas of expertise are both technology and healthcare. Mr. McKay has a B.A. in physics from the University of New Hampshire and an M.B.A. in finance from the Whittemore School of Business at the University of New Hampshire.

Dr. Sadow joined the Board of Directors of Anika Therapeutics in December 1995. He was formerly Chairman of Cholestech Corp. and a director of Rosetta Inpharmatics, Inc. and previously served as Chairman of the Board of Directors of Trega Biosciences, Inc. From 1971 through 1992, Dr. Sadow served as President and Chief Executive Officer, Director and later, Chairman of the Board of Boehringer Ingelheim Corporation. He was also a member of the Board of Directors of the Pharmaceutical Manufacturers Association, Chairman of the Pharmaceutical Manufacturers Association Foundation and past president of the Connecticut Academy of Science and Engineering. Dr. Sadow received a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

Mr. Wheeler joined the Board of Directors of Anika Therapeutics in February 1993. He is currently the President of Wheeler & Co., LLC, a private investment firm. He is also currently a director of Bariston Partners, LLC, a private equity investment firm, Cadius Development Corporation, Pingtone Communications, Inc. and The 81 Beacon Street Corporation. Between 1993 and February 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer and a director of Copley Properties, Inc., a publicly traded real estate investment trust. He was the Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio, from 1991 to February 1993. Prior to this position, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in Engineering from the University of Virginia, an M.S. in Nuclear Engineering from the University of Michigan and an M.B.A. from the Harvard Business School.

Dr. Sherwood was appointed Chief Executive Officer of Anika Therapeutics in March 2002. Dr. Sherwood has served as President since June 2001. Dr. Sherwood previously served as Anika Therapeutics' Chief Operating Officer beginning in June 2001, Vice President of Research and Development beginning in April 2000 and Vice President of Process Development and Engineering beginning in April 1998. He served as a consultant to Anika Therapeutics from January 1998 to April 1998. From 1995 to 1997, he was Senior Director of Medical Device Research and Development for Chiron Vision. In April 1995 Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where he had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993 and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and a M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Board of Directors and Committees

Anika Therapeutics' Board of Directors is currently comprised of six directors and is divided into three classes composed of two Class I Directors (Drs. Bower and Davidson), two Class II Directors (Mr. McKay and Dr. Sadow) and two Class III Directors (Mr. Wheeler and Dr. Sherwood). Each class of Directors serves for a three-year term with one class of Directors being elected by our stockholders at each Annual Meeting. The Class II Directors will be elected at the 2004 Annual Meeting with a term of office expiring upon the election and qualification of Directors at the 2007 Annual Meeting. The terms of office of the Class I and Class III Directors will expire upon the election and qualification of Directors at the Annual Meetings to be held in 2006 and 2005, respectively.

The Board of Directors has determined that each of its incumbent members (including both Director nominees), except for Dr. Sherwood, is "independent" for purposes of the Rule 4200(a)(15) of the National Association of Securities Dealers and Nasdaq listing standards. The Board based these determinations primarily on a review of the responses of each Director to questions regarding employment and compensation history, affiliations and family and other relationships and on other relevant discussions with the Directors.

Independent Directors meet periodically in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board of Directors, committees of the Board of Directors and at other times the independent Directors deem appropriate. The executive sessions are chaired by the chair of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

Anika Therapeutics' Board of Directors met six times during 2003. No director attended less than 75% of the aggregate of: (1) the total number of Board meetings and (2) the total number of meetings held by all committees on which such Director served. Our Annual Meeting of Stockholders is generally held to coincide with one of the Board's regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2003 Annual Meeting of Stockholders except Dr. Sadow.

The Board of Directors currently has three standing committees:

  •
  an Audit Committee, the members of which are all independent for purposes of Nasdaq listing standards and include: Mr. McKay (Chairperson), Dr. Bower and Mr. Wheeler;

  •
  a Compensation Committee, the members of which are all independent for purposes of Nasdaq listing standards and include: Dr. Bower (Chairperson), Dr. Davidson, Mr. McKay and Mr. Wheeler; and

  •
  a Nominating Committee, the members of which are all independent for purposes of Nasdaq listing standards and include: Mr. Wheeler (Chairperson), Dr. Bower, Dr. Davidson, Mr. McKay and Dr. Sadow. The Nominating Committee was formed in March 2004, however prior to such time each of the independent members of the Board of Directors carried out the functions now delegated to the Nominating Committee.

The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and Directors. You can find links to these materials in the corporate governance section of our website at: http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee.    The members of the Audit Committee are Mr. McKay, as Chairperson, Dr. Bower and Mr. Wheeler, each of whom is independent for purposes of Nasdaq listing standards and satisfies the criteria for independence contained in the rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors concluded that, after consideration of the background and experience of the members of the Audit Committee, it was unable to determine whether any such Director possesses the attributes and satisfies the other requirements to qualify as an "Audit Committee Financial Expert" as that term is defined under the rules promulgated by the SEC under the Exchange Act. However, the Board of Directors has determined that all of the members of the Audit Committee are able to read and understand fundamental financial statements and that at least one member of the Audit Committee has the requisite financial sophistication required by the NASD audit committee requirements. As a result, the Board of Directors has determined that the Audit Committee has the financial expertise necessary to fulfill its duties and obligations.

The purposes of the Audit Committee are, among other things, to (1) oversee the accounting and financial reporting processes of Anika Therapeutics and the audits of its financial statements, (2) take or recommend that the Board of Directors takes appropriate action to oversee the qualifications, independence and performance of Anika Therapeutics' independent auditors and (3) prepare an Audit Committee report as required by the SEC to be included in Anika Therapeutics' annual proxy statement. The Audit Committee has direct authority to appoint, retain, oversee and, when appropriate, terminate Anika Therapeutics' independent auditors. The Audit Committee also has the responsibility to confer with the independent accountants regarding the scope, method and result of the audit of our books and records and to report the same to the Board of Directors and to establish and monitor a policy relative to non-audit services provided by the independent accountants in order to ensure their independence.

The Audit Committee operates under a written charter adopted by the Board of Directors, which was revised effective March 2004 in order to comply with recently adopted Nasdaq requirements. The full text of the charter is attached to this proxy statement as Appendix A. The charter may also be viewed in the corporate governance section of Anika Therapeutics' website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The Audit Committee holds separate sessions of its meetings, outside the presence of management, with Anika Therapeutics' independent auditors in conjunction with each regularly scheduled Audit Committee meeting that the independent auditors participate in. The Audit Committee met nine times during 2003.

Compensation Committee.    The members of the Compensation Committee are Dr. Bower, as Chairperson, Dr. Davidson, Mr. McKay and Mr. Wheeler, each of whom is independent for purposes of Nasdaq listing standards. The Compensation Committee, among other things, exercises on behalf of the Board of Directors all of the Board's responsibilities relating to the development and implementation of Anika Therapeutics' compensation programs which provide incentives that further Anika Therapeutics' long-term strategic plan with the goal of enhancing enduring stockholder value, including: (1) reviewing and approving corporate goals and objectives relevant to the compensation of Anika Therapeutics' Chief Executive Officer and evaluating his or her performance in light of those goals, (2) determining, with the advice and assistance of the CEO, the compensation of Anika Therapeutics' officers other than the CEO, (3) annually reviewing and recommending to the Board of Directors compensation for non-employee Directors, (4) overseeing Anika Therapeutics' overall compensation programs, including granting awards under Anika Therapeutics' 2003 Stock Option and Incentive Plan (the "2003 Stock Option Plan") and (5) preparing a report on executive compensation to be included in Anika Therapeutics' annual proxy statement. The Board of Directors has approved a written charter for the Compensation Committee, the text of which may be viewed in the corporate governance section of Anika Therapeutics' website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The Compensation Committee met three times during 2003.

Nominating Committee.    The members of the Nominating Committee are Mr. Wheeler, as Chairperson, Dr. Bower, Dr. Davidson, Mr. McKay and Dr. Sadow, each of whom is independent for purposes of Nasdaq listing standards. The Nominating Committee was formed in March 2004, however prior to such time each of the independent members of the Board of Directors carried out the functions now delegated to the Nominating Committee. The Nominating Committee is primarily responsible for (1) recommending to the Board of Directors the criteria for Board and committee membership and (2) identifying, evaluating and recommending nominees to stand for election as Directors at each Annual Meeting of Stockholders, including incumbent Directors and candidates recommended by stockholders. The Board of Directors has approved a written charter for the Nominating Committee, the text of which may be viewed in the corporate governance section of Anika Therapeutics' website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The independent Directors met one time during 2003 to identify and evaluate Director nominees and the Nominating Committee held its first meeting in March 2004.

When considering candidates for Director, the Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which Anika Therapeutics operates and whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, depth and breadth of experience or other background characteristics, and his or her independence. Depending upon the current needs of the Board, these and other factors may be weighed more or less heavily by the Nominating Committee.

The Nominating Committee will consider written recommendations from stockholders of Anika Therapeutics regarding potential candidates for election as Directors. The Nominating Committee will review and evaluate the qualifications of Director nominee candidates who have been recommended by stockholders in compliance with procedures established from time to time by the Nominating Committee and conduct such inquiries as it deems appropriate. The Nominating Committee will consider for nomination any proposed Director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualification and other criteria for Board membership described above or otherwise approved by the Board from time to time.

Stockholders wishing to suggest a candidate for Director should write to the Nominating Committee c/o Chief Financial Officer at Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801 and include:

  •
  The name and address of record of the stockholder.

  •
  A representation that the stockholder is a record holder of Anika Therapeutics' Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with SEC Rule 14a-8(b)(2) of the Exchange Act.

  •
  The name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

  •
  A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

  •
  A description of all arrangements or understandings between the stockholder and the proposed director candidate.

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  The written consent of the proposed Director candidate (1) to be named in the proxy statement relating to Anika Therapeutics' Annual Meeting of Stockholders, (2) to have all required information regarding such candidate included in the proxy statement relating to Anika Therapeutics' Annual Meeting of Stockholders filed pursuant to the rules of the SEC and (3) to serve as a director if elected at such annual meeting.

  •
  Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Nominating Committee may solicit recommendations for candidates for directors from non-management Directors, the Chief Executive Officer, other executive officers, third-party search firms and such other sources as it deems appropriate, including stockholders. The Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with the Board of Directors

If you wish to communicate with any of our Directors or the Board of Directors as a group, you may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by the Chief Financial Officer promptly to the appropriate addressee(s).

AUDIT COMMITTEE REPORT

During 2003, the Audit Committee of the Board consisted of Mr. McKay, as Chairperson, Dr. Bower and Mr. Wheeler, each of whom was a non-employee director and independent for purposes of Nasdaq listing standards. In accordance with its written charter adopted by the Board of Directors, which was revised effective March 31, 2004 to comply with the recently adopted Nasdaq listing requirements and is attached hereto as Appendix A, the Audit Committee oversees on behalf of the Board the accounting and financial reporting processes of Anika Therapeutics and the audits of its financial statements and the qualifications, independence and performance of its independent auditors. During fiscal year 2003, the Audit Committee met eight times.

The Audit Committee obtained from PricewaterhouseCoopers LLP, its independent auditors, the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with PricewaterhouseCoopers LLP its independence from Anika Therapeutics and its management.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by the Statement on Auditing Standards No. 90, "Audit Committee Communications," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of Anika Therapeutics for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of Anika Therapeutics' financial statements and the independent auditors have the responsibility to examine those statements, to perform an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

Based upon the above-mentioned review and discussions with management and the independent auditors described above, the Audit Committee recommended to the Board of Directors that Anika Therapeutics' audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

The Audit Committee of the Board of Directors

Samuel F. McKay, Chairperson	Joseph L. Bower	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Directors' Compensation

It is the general policy of the Board of Directors that compensation for non-employee Directors should be comprised of a mix of cash and equity-based compensation. During 2003, each Director who was not an employee of Anika Therapeutics received a director's fee of $10,000 and immediately exercisable options for 1,530 shares of Common Stock under the Anika Therapeutics, Inc. 2003 Stock Option Plan. The number of stock options granted was valued at approximately $10,000 using the Black-Scholes method and based on the market value of Anika Therapeutics' common stock on the date of grant. For fiscal 2004, the Compensation Committee recommended, and the Board of Directors approved, a $10,000 increase in the cash portion of the Directors fee paid to non-employee Directors, for an aggregate fee of $20,000, commencing with fiscal year 2004. In addition, each non-employee director was entitled to be paid $1,000 for each Board meeting or committee meeting attended in person or regular Board meetings attended telephonically and $500 for each special Board meeting or committee meeting attended telephonically. All non-employee directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees thereof. Directors serving on committees of the Board receive no additional compensation for attending any committee meeting held in connection with a meeting of the Board.

Executive Officers

The Board of Directors elects our executive officers annually at its meeting immediately following the Annual Meeting of Stockholders. Such executive officers hold office until the next annual meeting unless they sooner resign or are removed from office. There are no family relationships between any of our directors or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics who are not also directors. It is anticipated that each of these officers will be re-appointed by the Board of Directors following the Annual Meeting:

Name	Age	Position
Charles H. Sherwood, Ph.D.	57	President and Chief Executive Officer
William J. Knight	54	Chief Financial Officer, Treasurer and Clerk
Frank Luppino	35	Vice President—Operations

Mr. Knight was appointed Chief Financial Officer, Treasurer and Clerk of Anika Therapeutics in July 2002. Mr. Knight most recently served as Chief Financial Officer of Zycos, Inc. of Lexington, Massachusetts, a privately held, venture-backed biotechnology company focused on DNA-based therapeutic products/research. From 1998 to 2000, Mr. Knight was Chief Financial Officer of NMT Medical, a developer and manufacturer of cardiovascular and neurological medical devices. From 1996 to 1998, Mr. Knight was Chief Financial Officer of medical device manufacturer Zoll Medical. For 14 years prior to joining Zoll, Mr. Knight was with Analytical Technology, Inc., a scientific instrumentation concern purchased by Thermo Electron Corporation in late 1995. Mr. Knight is a certified public accountant and began his career as an auditor with Grant Thornton. Mr. Knight holds a bachelor's degree in business administration from the University of Wisconsin.

Mr. Luppino was appointed Vice President-Operations of Anika Therapeutics in June 2003. Mr. Luppino was previously Executive Director of Operations at Anika Therapeutics. Prior to joining Anika Therapeutics in 1999, Mr. Luppino was a regional manager for AAC Consulting Group, a firm serving the pharmaceutical and medical device industries. From 1992 to 1998, he was a regional manager for the bio-pharmaceutical division of Raytheon Engineers and Constructors, a firm involved in the design and construction of pharmaceutical facilities, as well as in the validation of pharmaceutical manufacturing processes. Prior to 1992, Mr. Luppino was a project engineer with Black and Veatch, an architectural and engineering design firm. Mr. Luppino holds a bachelor's degree in chemical engineering from Lehigh University.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation, for each of the periods indicated, of the individuals who have served as Anika Therapeutics' Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2003 (of which there were only three such other qualifying executive officers) (the "Named Executive Officers").

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
Name and Principal Position	Fiscal Year				Securities Underlying Options (No.)(1)		All Other Compensation($)(2)
		Salary($)	Bonus($)
Charles H. Sherwood President and Chief Executive Officer	2003 2002 2001	$298,654 246,585 205,750	$150,000 75,000 54,500	(3)	180,000 100,000 150,000		$12,302 10,727 8,035
William J. Knight Chief Financial Officer, Treasurer and Clerk	2003 2002	184,866 78,577	46,250 18,000		80,000 75,000		10,313 3,975
Frank Luppino Vice President—Operations(7)	2003 2002 2001	148,414 128,589 110,577	37,500 23,000 18,900	(4)	70,000 6,000 25,000	(5)	7,682 6,451 5,737
Roger C. Stikeleather Former Vice President—Sales and Marketing(8)	2003	142,308	—		75,000		62,965	(6)

(1)
For additional information concerning these awards, see the table below under the caption "Option Grants in Last Fiscal Year."

(2)
Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to Anika Therapeutics' Employee Savings and Retirement Plan.

(3)
Such amounts include an annual bonus of $34,500 and a retention bonus of $20,000.

(4)
Such amounts include an annual bonus of $14,400 and a retention bonus of $4,500.

(5)
Includes 20,000 options granted on June 9, 2003 in connection with Mr. Luppino's promotion to Vice President—Operations.

(6)
Also includes $55,000 for reimbursement of relocation expenses.

(7)
Mr. Luppino was promoted to Vice President—Operations in June 2003.

(8)
Mr. Stikeleather joined Anika Therapeutics as Vice President—Sales and Marketing in March 2003. As of March 31, 2004, Mr. Stikeleather was no longer an employee of Anika Therapeutics.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth the number of shares underlying stock options granted during the fiscal year ended December 31, 2003 to the Named Executive Officers and certain other information regarding such stock options.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Individual Grants
	Number of Securities Underlying Option Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name				Exercise or Base Price ($/Sh)		Expiration Date
								5%($)		10%($)
Charles H. Sherwood	80,000 100,000	10.8 13.5	% %	$ $	1.05 9.22	1/13/2013 12/8/2013		$ $	52,827 579,841	$ $	133,874 1,469,431
William J. Knight	40,000 40,000	5.4 5.4	% %	$ $	1.05 9.22	1/13/2013 12/8/2013		$ $	26,414 231,936	$ $	66,937 587,772
Frank Luppino	20,000 20,000 30,000	2.7 2.7 4.0	% % %	$ $ $	1.05 3.92 9.22	1/13/2013 6/9/2013 12/8/2013		$ $ $	13,207 49,305 173,952	$ $ $	33,469 124,949 440,829
Roger C. Stikeleather	75,000	10.1%			$1.50	3/17/2013	(4)		$70,751		$179,296

(1)
The exercisability of each option automatically accelerates upon a "Change in Control of the Company" (as defined in the 2003 Stock Option Plan, as amended). See "Report of the Compensation Committee of the Board of Directors on Executive Compensation" for more information regarding such grants.

(2)
A total of 741,250 options to purchase Common Stock of Anika Therapeutics were granted to our employees in the year ended December 31, 2003.

(3)
Represents the value of options granted at the end of the option terms if the price of our Common Stock were to appreciate annually by 5% and 10%, respectively, from the price at the date of grant. The 5% and 10% assumed rates of appreciation are required by SEC and do not represent our estimate or projection of future prices of our Common Stock.

(4)
56,250 unvested options terminated on March 31, 2004, in connection with the termination of Mr. Stikeleather's employment with Anika Therapeutics.

Option Exercises and Holdings

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended December 31, 2003 by each of the Named Executive Officers and the number and value of options held by each of the Named Executive Officers on December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (No.)	Value Realized ($)	Securities Underlying Unexercised Options at Fiscal Year End (No.) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Charles H. Sherwood	0	$0	238,750/351,250	$1,474,597/$2,128,816
William J. Knight	0	0	18,750/136,250	163,688/859,463
Frank Luppino	0	0	46,250/92,750	314,853/500,538
Roger C. Stikeleather	0	0	0/75,000	0/618,000

(1)
Based on the fair market value of the Common Stock on December 31, 2003 of $9.74 per share less the applicable option exercise prices ranging from $0.90 to $9.22 per share.

EQUITY COMPENSATION PLAN INFORMATION

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,067,297	$3.51	1,001,600
Equity compensation plans not approved by security holders	—	—	—

Total	2,067,297	$3.51	1,001,600

Report of the Compensation Committee of the Board of Directors on Executive Compensation

During 2003, the Compensation Committee of the Board consisted of Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler, each of whom was a non-employee Director and independent for purposes of the Nasdaq listing standards. The Compensation Committee approves Anika Therapeutics' compensation policies and oversees Anika Therapeutics' overall compensation program. The Compensation Committee also develops and implements compensation policies and plans that are appropriate for Anika Therapeutics, including establishing compensation levels for executive officers, and which provide incentives that further Anika Therapeutics' long-term strategic plan and are consistent with the overall goal of enhancing enduring stockholder value.

Compensation Policies for Executive Officers.    The Compensation Committee's executive compensation philosophy is:

  •
  to provide competitive levels of compensation that relate pay with the individual executive's performance and Anika Therapeutics' annual and long-term performance goals;

  •
  to motivate key executives to achieve strategic business goals and reward them for their achievement;

  •
  to provide compensation opportunities and benefits that are comparable to those offered by other comparably-sized companies in the pharmaceutical and medical devices industry, thereby allowing Anika Therapeutics to attract, compete for and retain talented executives who are critical to Anika Therapeutics' long-term success; and

  •
  to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

The compensation of Anika Therapeutics' Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, special performance incentives awarded from time to time and long-term performance incentives in the form of stock option grants, all designed to reward and retain executives over a period of years.

The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the pharmaceutical and medical devices industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable Anika Therapeutics to attract and retain the executives needed to achieve Anika Therapeutics' business goals. In determining base salaries and annual performance incentives, with the exception of the Chief Executive Officer, management presents recommendations to the Compensation Committee based upon certain goals for the performance of both Anika Therapeutics and the individual and the actual performance of both. With respect to the Chief Executive Officer, the Compensation Committee considered the factors discussed below to assess his performance and determine the appropriate amount of compensation.

Base Salary.    Base salaries for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the pharmaceutical and medical device industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of Anika Therapeutics, the performance of the particular executive officer and any change in the responsibilities assumed by such executive officer. Salary adjustments are normally determined and made on an annual basis.

Cash Bonuses.    Anika Therapeutics' executive officers, including its Chief Executive Officer, are also eligible to earn bonuses. Cash bonuses provide motivation toward and reward the accomplishment of annual corporate objectives and provide a competitive compensation package that will attract, reward and retain top-caliber individuals. The Compensation Committee considers the achievement of financial objectives, organizational development, business and technical development, and other factors in its discretion to determine the amounts and timing of the bonuses. The Compensation Committee also may grant bonuses for executive retention purposes, taking into account, among other things, general industry practices and special performance bonuses in exceptional circumstances.

Stock Option Grants.    Stock options are designed to:

  •
  attract and retain executives who can make significant contributions to Anika Therapeutics' success;

  •
  reward executives for such significant contributions;

  •
  give executives a long-term incentive to increase shareholder value; and

  •
  align the interests of Anika Therapeutics' senior executives with those of its stockholders.

In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. Any such grants also reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, vesting in varying installments up to four years after the date of grant, and at an exercise price not less than the fair market value of the Common Stock on the grant date.

Compensation of Chief Executive Officer.    Effective April 2, 2002, Dr. Sherwood was appointed Chief Executive Officer by the Board of Directors, in addition to his position of President. Dr. Sherwood's annual salary was $250,000 upon such appointment. Effective January 1, 2003, Dr. Sherwood's annual salary was increased to $300,000. In determining the compensation for Dr. Sherwood, the Compensation Committee evaluated the achievement of corporate, individual and organizational objectives of the company for 2002 during which time Dr. Sherwood held the positions of Chief Executive Officer, President and Chief Operating Officer. In addition, the Compensation Committee reviewed information regarding the compensation paid to other Chief Executive Officers in comparably-sized, publicly traded companies in the pharmaceutical and medical devices industry.

In order to achieve the goals described above, in January 2003 and December 2003, the Compensation Committee awarded Dr. Sherwood options to acquire up to 80,000 shares of Common Stock at an exercise price of $1.05 per share and 100,000 shares of Common Stock at an exercise price of $9.22 per share, respectively, each vesting in four equal annual installments.

In 2003, the Compensation Committee awarded Dr. Sherwood a cash bonus of $150,000 based on the achievement of the corporate, individual and organizational objectives of Anika Therapeutics for the year and a special contingent performance cash bonus of $50,000 in recognition Dr. Sherwood's efforts in connection with the negotiation of the license agreement pertaining to the commercialization of Orthovisc in the United States (which special contingent bonus became payable in the first quarter of 2004).

The Compensation Committee of the Board of Directors

Joseph L. Bower	Eugene A. Davidson	Samuel F. McKay	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Agreements with Named Executive Officers

Each of Dr. Sherwood and Mr. Knight have entered into at-will employment relationships with us, the terms of which are evidenced by offer letters which were countersigned by each officer at the commencement of his employment. Under the offer letters, each of these officers was awarded, in addition to his respective salary, a grant of stock options for 75,000 shares of Common Stock vesting in equal installments over four years, plus bonuses and benefits. If the employment of either of these officers is terminated without cause, the offer letter entitles each to severance in the amount of six months base salary and six months medical benefits. Mr. Stikeleather entered into a similar arrangement at the commencement of his employment. Mr. Luppino also entered into an at-will employment relationship with us, the terms of which are evidenced by an offer letter which was countersigned at the commencement of his employment. Dr. Sherwood and Mr. Knight are also parties to change in control, bonus and severance agreements dated July 8, 2002 and Mr. Luppino is party to a change in control agreement dated June 9, 2003. Mr. Stikeleather was party to a change in control, bonus and severance agreement dated March 17, 2003. Under these agreements, each of these officers is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the agreement). In the event of a change in control, and if after such change of control their employment is terminated without cause (as defined in the agreement), each officer would likely receive an amount, including all periodic payments, in excess of $100,000. Pursuant to the terms of a separation agreement dated January 19, 2004, Mr. Stikeleather's employment with Anika Therapeutics terminated on March 31, 2004. Under the separation agreement, Mr. Stikeleather's offer letter was terminated and he became eligible for severance in the amount of one months base salary and one months medical benefits. Mr. Stikeleather has entered into a consulting arrangement with Anika Therapeutics for an initial term through June 2004, and thereafter on a month-to-month basis, pursuant to which he will perform various consulting services for a monthly fee of $15,000 plus travel expenses, if any.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of Anika Therapeutics.

Stock Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on our Common Stock, based on the market price of our Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Pharmaceutical Index for the period commencing on December 31, 1998 and ending on December 31, 2003. The calculation of total cumulative return assumes a $100 investment in the Anika Therapeutics' Common Stock, the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index on December 31, 1998, and the reinvestment of all dividends, if any. The historical information set forth below is not necessarily indicative of future performance.

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Nasdaq Pharmaceutical Market	$100	$189	$235	$200	$129	$190
Nasdaq US Market	100	185	112	89	61	92
Anika Therapeutics	100	131	14	19	18	181

Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of our Common Stock as of February 2, 2004, by:

  •
  each director;

  •
  each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption "Executive Compensation;"

  •
  each other person which is known by us to beneficially own 5% or more of our Common Stock; and

  •
  all current directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Common Stock Outstanding(2)
Joseph L. Bower	124,006	(3)	1.2%
Eugene A. Davidson, Ph.D.	109,906	(3)	1.1%
Samuel F. McKay	911,636	(4)(5)	9.1%
Harvey S. Sadow, Ph.D.	61,426	(6)	*
Steven E. Wheeler	160,896	(3)	1.6%
Charles H. Sherwood, Ph.D.	273,135	(7)	2.7%
William J. Knight	28,750	(8)	*
Frank Luppino	52,750	(9)	*
Roger C. Stikeleather	18,750	(10)	*
All current directors and current executive officers as a group (8 persons)	1,722,505	(11)	16.1%
Other Principal Stockholders:
Axiom Venture Partners Limited Partnership City Place II—17th Floor 185 Asylum Street Hartford, CT 06103	845,710	(4)	8.5%
Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15522	1,562,600	(12)	15.6%
Herbert H. Hastings and Euretta L. Hastings c/o Morrison & Foerster LLP 19900 MacArthur Blvd., 12th Floor Irvine, CA 92612-2445	653,400	(13)	6.5%
Eliot Rose Asset Management, LLC and Gary S. Siperstein 10 Weybosset Street Suite 401 Providence, RI 02903	794,810	(14)	8.0%

*
Indicates less than 1%.

(1)
The number of shares deemed beneficially owned includes shares of Common Stock beneficially owned as of February 2, 2004. The inclusion of any shares of stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Any reference below to shares subject to outstanding stock options held by the person in question refers to stock options that are exercisable within 60 days after February 2, 2004.

(2)
The number of shares deemed outstanding includes 9,986,405 shares of Common Stock outstanding as of February 2, 2004, plus any shares subject to outstanding stock options that were exercisable within 60 days of February 2, 2004, held by the person or persons in question.

(3)
This amount includes 80,926 shares subject to stock options that are exercisable on or before April 2, 2004.

(4)
Mr. McKay, Alan Mendelson and Martin Chanzit are the general partners of Axiom Venture Associates Limited Partnership, the general partner of Axiom Venture Partners Limited Partnership, and share voting and investment power with respect to such shares. Mr. McKay disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)
This amount also includes 65,926 shares subject to stock options that are exercisable on or before April 2, 2004 held by Mr. McKay. The address of Mr. McKay is c/o Axiom Venture Partners, City Place II, 17th Floor, 185 Asylum Street, Hartford, Connecticut 06103.

(6)
This amount includes 60,426 shares subject to stock options that are exercisable on or before April 2, 2004.

(7)
This amount includes 885 shares allocated to Dr. Sherwood's account under the Anika Therapeutics Inc. Employee Savings and Retirement Plan (the "401(k) Plan") and 271,250 shares subject to stock options that are exercisable on or before April 2, 2004.

(8)
This amount includes 28,750 shares subject to stock options that are exercisable on or before April 2, 2004.

(9)
This amount includes 52,750 shares subject to stock options that are exercisable on or before April 2, 2004.

(10)
This amount includes 18,750 shares subject to stock options that are exercisable on or before April 2, 2004.

(11)
This amount includes 885 shares allocated to the account of Dr. Sherwood under the 401(k) Plan and 721,880 shares in the aggregate subject to stock options that are exercisable on or before April 2, 2004.

(12)
Such information is provided based upon information contained in the Schedule 13G publicly filed by Federated Investors, Inc. on February 13, 2004 for calendar year 2003.

(13)
Such information is provided based upon information contained in the Schedule 13G/A publicly filed by Mr. and Mrs. Hastings on February 5, 2004 for calendar year 2003.

(14)
Such information is provided based upon information contained in the Schedule 13G/A publicly filed by Eliot Rose Asset Management, Inc. and Gary S. Siperstein on February 3, 2004 for calendar year 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that Anika Therapeutics' officers, directors and persons who own more than 10% of Anika Therapeutics' Common Stock file initial reports of ownership and reports of changes in ownership with the SEC and Nasdaq. Officers, directors and persons who beneficially own more than 10% of Anika Therapeutics' Common Stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To Anika Therapeutics' knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year period ended December 31, 2003, no officer, director or person who owns more than 10% of Anika Therapeutics' outstanding shares of Common Stock failed to file such reports on a timely basis.

Certain Relationships and Related Transactions

As of January 1, 2003, Anika Therapeutics had a loan outstanding to Charles H. Sherwood, Ph.D., the President and Chief Executive Officer and a Director of Anika Therapeutics, in the principal amount of $59,000 evidenced by a promissory note. The loan accrued interest at 6.22%, payable monthly in arrears, and was to mature on May 26, 2005. Dr. Sherwood repaid the loan in full in July 2003.

INDEPENDENT AUDITORS

The accounting firm of PricewaterhouseCoopers LLP has served as Anika Therapeutics' principal independent auditor since the fiscal year 2002. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The accounting firm of Arthur Andersen LLP served as the Company's principal independent auditor for the fiscal year ended December 31, 2001. On June 6, 2002, Anika Therapeutics terminated the engagement of Arthur Andersen as its independent auditor and on July 16, 2002 engaged PricewaterhouseCoopers LLP as its principal independent auditor commencing with the fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors recommended the dismissal of Arthur Andersen as the independent auditor of Anika Therapeutics and such dismissal was approved by the Board of Directors. The decision to engage PricewaterhouseCoopers as Anika Therapeutics' new principal independent auditor was recommended by the Audit Committee and approved by the Board of Directors.

The reports of Arthur Andersen on Anika Therapeutics' financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Anika Therapeutics' fiscal year ended December 31, 2001 and subsequent interim period from January 1, 2002 through June 6, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to such disagreements in its reports, nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen was provided with a copy of this disclosure and furnished a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements. A copy of that letter is filed as Exhibit 16.1 to Anika Therapeutics' Current Report on Form 8-K/A filed on June 20, 2002.

During the fiscal year ended December 31, 2001 and the subsequent interim period through July 16, 2002, PricewaterhouseCoopers was not engaged as either the principal accountant to audit Anika Therapeutics' financial statements or as an independent accountant to audit any of its consolidated subsidiaries, nor was PricewaterhouseCoopers consulted by Anika Therapeutics or someone on its behalf with respect to either (1) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or (2) any matter that was either the subject of a disagreement with Arthur Andersen or any reportable events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K, respectively.

Fees Paid to Anika Therapeutics'Principal Independent Auditor

The following table summarizes the fees that Anika Therapeutics paid or accrued for audit and other services provided by its principal independent auditor for each of the last two fiscal years:

Fee Category	2003	2002
Audit fees	$101,000	$98,000
Audit-related fees	12,500	—
Tax fees	17,500	21,000

Total fees	$131,000	$119,000

For purposes of the preceding table:

  •
  Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports of Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those fiscal years.

  •
  Audit-related fees consist of fees for assurance and related services that are reasonably related to the peformance of the audit and the review of our finacial statements and that are not reported under "Audit fees" for those fiscal years. These services relate to accounting consultations and internal control assistance.

  •
  Tax fees consist of fees for tax compliance, tax advice and tax planning services for those fiscal years. Tax fees are primarily for tax compliance services which relate to preparation and review of original and amended tax returns, claims for refunds and tax payment-planning services. Tax advice and tax planning services relate to miscellaneous items.

In considering the nature of the services provided by the principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Anika Therapeutics' management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. At this time, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client unless the services it provides to the client are appropriately approved, each new engagement of PricewaterhouseCoopers was approved in advance by the Audit Committee.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by Anika Therapeutics. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by Anika Therapeutics on or before December 30, 2004 in order to be considered for inclusion in our proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be directed to: Clerk, Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801. A stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in our proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Clerk, Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801. We must receive the proposal on or before March 30, 2005; provided, however, that such proposal shall not be required to be given more than 60 days prior to the annual meeting of stockholders. The proposal must also comply with the other requirements contained in our Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANIKA THERAPEUTICS' ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, BY WRITING TO THE CLERK, ANIKA THERAPEUTICS, INC., 160 NEW BOSTON STREET, WOBURN, MASSACHUSETTS 01801.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY.

ANIKA THERAPEUTICS, INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

(Adopted by the Board of Directors at a meeting held on March 31, 2004 and adopted by the Audit Committee of the Board of Directors at a meeting held March 31, 2004)

I.    General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Anika Therapeutics, Inc. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

The Nominating Committee shall recommend that the Board select nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the

Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings; Quorum; Action at a Meeting; Action by Written Consent

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    Responsibilities and Authority

  A.    Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if, pursuant to Section 10A(i)(1)(B) of the Exchange Act: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided; (ii) the services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

  •
  obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent auditor and the Company; and

  •
  review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff).

    In this regard, the Audit Committee may also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

  •
  The Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

  •
  The Audit Committee may recommend to the Board policies with respect to the potential hiring by the Company of current or former employees of the independent auditor.

  C.    Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee must review:

  (i)
  any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (ii)
  major issues as to the adequacy of the Company's internal controls;

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

  •
  This review may also include:

  (i)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (ii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

    (iii)
    any management or internal control letter issued, or proposed to be issued, by the auditors.

  •
  The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

  •
  The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.    Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100.

  E.    Earnings Press Releases

  •
  The Audit Committee shall discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  F.    Risk Assessment and Management

  •
  The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

  •
  In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  G.    Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  H.    Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.    Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.    Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.    Legal and Regulatory Compliance

  •
  The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C.    Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. For purposes of this provision, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

  D.    General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or with the Company's Code of Business Conduct and Ethics (except to the extent explicitly provided for in the Company's Code of Business Conduct and Ethics).

ANNUAL MEETING OF STOCKHOLDERS OF
ANIKA THERAPEUTICS, INC.
Thursday, June 10, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote "FOR" the Election of Directors. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here /x/

1.
ELECTION OF DIRECTORS: to serve as Class II Director for a term of three years.

  Nominees

1
— SAMUEL F. MCKAY

2
— HARVEY S. SADOW, PH.D.

/
/    FOR ALL NOMINEES

/
/    WITHHOLD AUTHORITY

    FOR ALL NOMINEES

  /
  /    FOR ALL EXCEPT

    (See instructions below)

(Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES IN PROPOSAL 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. / /

Mark "X" here if you plan to attend the meeting. / /

Signature of Stockholder ______________________ Date: _________________

Signature of Stockholder ______________________ Date: _________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANIKA THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management's proxy statement furnished herewith, and revoking all prior proxies, hereby appoints Dr. Charles H. Sherwood and Mr. William J. Knight, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, on Thursday, June 10, 2004, at 10:00 a.m., and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

(Continued and to be signed on the reverse side)

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
INDEPENDENT AUDITORS
OTHER MATTERS
SOLICITATION EXPENSES
STOCKHOLDER PROPOSALS
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER